Exhibit 25.01

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                            ZIONS FIRST NATIONAL BANK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

                                   87-0189025
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

           One South Main,
         Salt Lake City, Utah                              84111
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip code)

                            Zions First National Bank
                         10 East South Temple, 5th Floor
                           Salt Lake City, Utah 84133
                     Attn: Robert A. Goodman (801) 524-4632
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)

                                   ----------

                        Medical Capital Management, Inc.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)

            Delaware                                      88-0473359
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

            5190 Neil Road
             Reno, Nevada                                   89502
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip code)


                       Redeemable Secured Notes, Series I
                       ----------------------------------
                       (Title of the indenture securities)

1.   GENERAL INFORMATION. Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          COMPTROLLER OF THE CURRENCY, WASHINGTON D.C. FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON D.C. THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, WASHINGTON D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          YES.

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

     NO SUCH AFFILIATION EXISTS WITH THE TRUSTEE, ZIONS FIRST NATIONAL BANK.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility.

     1.   Articles of Association of Zions First National Bank.(1)

     2. Certificate of Authority of Zions First National Bank to Commence Business.(1)

     3.   Authorization of the trustee to exercise corporate trust powers.(1)

     4.   Bylaws of Zions First National Bank.(1)

     5.   Not Applicable.

     6. Consents of Zions First National Bank required by Section 321(b) of the Act.(2)

     7.   Latest Report of Condition of Zions First National Bank.(3)

----------
(1) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-08929.
(2)  Attached.
(3)  Incorporated by reference to registration statement number 333-93865.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Zions First National Bank, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Salt Lake City, and State of Utah, on the 17th day of January, 2001.

                                    ZIONS FIRST NATIONAL BANK


                                    By /s/ Elizabeth Ann Croucher
                                       -----------------------------------------
                                       Name: Elizabeth Ann Croucher
                                       Title: Assistant Vice President

                                    Exhibit 6


                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Medical Capital Management, Inc. of its Redeemable Secured Notes, Series I, we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    ZIONS FIRST NATIONAL BANK


                                    By /s/ Elizabeth Ann Croucher
                                       -----------------------------------------
                                       Name: Elizabeth Ann Croucher
                                       Title: Assistant Vice President

Dated:  January 17, 2001